UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00515

The Wall Street Fund, Inc.
(Exact name of registrant as specified in charter)

230 Park Avenue, Suite 1635
New York, NY 10169
(Address of principal executive offices) (Zip code)

Robert P. Morse, President
The Wall Street Fund, Inc.
230 Park Avenue, Suite 1635
New York, NY 10169
(Name and address of agent for service)

(212) 856-8250 or (800) 443-4693
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2003

Date of reporting period: December 31, 2003

Item 1. Report to Stockholders.

ANNUAL REPORT December 31, 2003 A diversified mutual fund that invests in common stocks of growth-oriented companies.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 2003

Shares		Value
	COMMON STOCKS – 96.14%
	Aerospace – 6.56%
7,000	Applied Signal Technology, Inc.	$161,070
11,000	Cubic Corporation	253,000
3,000	DRS Technologies, Inc.*	83,340
10,000	Essex Corporation*	93,900
5,000	Frequency Electronics, Inc.	72,500
2,500	Herley Industries, Inc.*	51,750
3,000	L-3 Communications Holdings, Inc.*	154,080
1,000	Northrop Grumman Corporation	95,600
2,000	Raytheon Company	60,080
1,200	United Technologies Corporation	113,724
		1,139,044

	Banks – 1.69%
5,000	Abigail Adams National Bancorp, Inc.	95,000
1,000	HSBC Holdings plc ADR (1)	78,820
4,000	U.S. Bancorp	119,120
		292,940

	Biotechnology – 6.83%
2,000	Amgen Inc.*	123,600
3,000	Chiron Corporation*	170,970
5,000	Genzyme Corporation*	246,700
2,000	Gilead Sciences, Inc.*	116,280
2,500	Invitrogen Corporation*	175,000
4,000	Martek Biosciences Corporation*	259,880
5,000	Millennium Pharmaceuticals, Inc.*	93,350
		1,185,780

	Building & Construction – 1.10%
1,000	American Standard Companies Inc.*	100,700
6,000	JLG Industries, Inc.	91,380
		192,080

	Chemicals – 2.58%
4,000	Albemarle Corporation	119,880
6,000	RPM International, Inc.	98,760
1,500	Rohm and Haas Company	64,065
2,000	Sigma-Aldrich Corporation	114,360
20,000	W.R. Grace & Co.*	51,400
		448,465

Shares		Value
	Drugs – 1.17%
4,000	Bristol-Myers Squibb Company	$114,400
2,500	Pfizer Inc.	88,325

		202,725

	Electrical Equipment – 1.18%
3,000	Honeywell International Inc.	100,290
3,000	Molex Incorporated	104,670
		204,960

	Energy – 4.51%
1,500	Apache Corporation	121,650
50,000	Canadian Superior Energy, Inc.* (1)	126,000
2,000	GlobalSantaFe Corporation	49,660
2,000	Halliburton Company	52,000
4,000	Marathon Oil Corporation	132,360
25,000	The Williams Companies, Inc.	245,500
2,000	XTO Energy, Inc.	56,600
		783,770

	Financial Services – 0.85%
1,500	The Goldman Sachs Group, Inc.	148,095

	Food – 0.46%
3,000	ConAgra Foods, Inc.	79,170

	Food Service – 0.40%
2,000	Yum! Brands, Inc.*	68,800

	Health Care – 1.67%
1,500	C. R. Bard, Inc.	121,875
3,000	First Health Group Corp.*	58,380
1,000	Laboratory Corporation of
	America Holdings*	36,950
1,000	Quest Diagnostics Incorporated	73,110
		290,315

	Instrumentation – 1.48%
3,000	Nanometrics Incorporated*	44,130
2,500	Rofin-Sinar Technologies, Inc.*	86,400
5,000	Thermo Electron Corporation*	126,000
		256,530

	Insurance – 1.10%
1,500	American International Group, Inc.	99,420
200	White Mountains Insurance Group Ltd. (1)	91,990
		191,410

See notes to the financial statements.

-1-

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
December 31, 2003

Shares		Value
	COMMON STOCKS – 96.14% (continued)
	Machinery – 0.95%
1,500	Deere & Company	$97,575
1,000	Ingersoll-Rand Company (1)	67,880
		165,455

	Medical Technology – 1.75%
4,000	Align Technology, Inc.*	66,080
2,000	Medtronic, Inc.	97,220
2,000	Zimmer Holdings, Inc.*	140,800
		304,100

	Metals & Mining – 2.37%
15,000	Central Fund of Canada Limited – Class A (1)	78,750
2,000	Inco Limited* (1)	79,640
3,000	Newmont Mining Corporation	145,830
6,000	Placer Dome Inc. (1)	107,460
		411,680

	Office Equipment – 4.30%
18,000	Cray, Inc.*	178,740
7,000	Dell Computer Corporation*	237,720
10,000	EMC Corporation*	129,200
6,000	Network Appliance, Inc.*	123,180
3,000	Storage Technology Corporation*	77,250
		746,090

	Publishing, Video, Broadcast – 3.74%
6,000	Comcast Corporation – Class A*	187,680
4,000	EchoStar Communications Corporation – Class A*	136,000
2,000	InterActiveCorp*	67,860
7,000	Time Warner Inc.*	125,930
5,000	XM Satellite Radio Holdings Inc.*	131,800
		649,270

	Retail – 4.49%
1,000	Coach, Inc.*	37,750
7,000	The Home Depot, Inc.	248,430
4,000	Tiffany & Co.	180,800
2,500	Starbucks Corporation*	82,650
3,000	V. F. Corporation	129,720
1,500	Whole Foods Market, Inc.	100,695
		780,045

Shares		Value
	Semiconductors – 8.53%
5,000	Analog Devices, Inc.	$228,250
4,000	Broadcom Corporation*	136,360
7,500	Intel Corporation	241,500
3,000	Lam Research Corporation*	96,900
5,000	Micron Technology, Inc.*	67,350
2,000	NVE Corporation*	102,600
2,000	Qlogic Corporation*	103,200
2,000	Rambus Inc.*	61,400
7,000	RF Micro Devices, Inc.*	70,350
3,500	Texas Instruments Incorporated	102,830
14,000	Vitesse Semiconductor Corporation*	82,180
3,500	Xilinx, Inc.*	135,590
3,000	Zoran Corporation*	52,170
		1,480,680

	Services – 15.40%
2,000	Amazon.com, Inc.*	105,280
1,500	Automatic Data Processing, Inc.	59,415
5,250	Brightpoint, Inc.*	90,563
2,500	Celgene Corporation*	112,550
5,000	Cintas Corporation	250,650
6,000	DoubleClick Inc.*	61,320
2,000	eBay Inc.*	129,180
5,000	Ecolab Inc.	136,850
3,000	First Data Corporation	123,270
2,500	FLIR Systems, Inc.*	91,250
5,000	GTECH Holdings Corporation	247,450
15,000	Internap Network Services Corporation*	36,750
3,200	Iron Mountain Incorporated*	126,528
4,000	Landstar System, Inc.*	152,160
3,000	Manhattan Associates, Inc.*	82,920
2,500	Monster Worldwide Inc.*	54,900
-	Quovadx, Inc.*	2
7,000	SeaChange International, Inc.*	107,800
17,984	SoftBrands, Inc.*	14,387
30,000	SPACEHAB, Incorporated*	45,900
4,000	Tetra Tech, Inc.*	99,440
5,000	UTStarcom, Inc.*	185,350
7,000	Yahoo! Inc.*	316,190
4,000	1-800-FLOWERS.COM, Inc.*	44,240
		2,674,345

	Soaps & Toiletries – 0.58%
1,500	Avon Products, Inc.	101,235

See notes to the financial statements.

-2-

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS
(continued)
December 31, 2003

Shares		Value
	COMMON STOCKS – 96.14% (continued)
	Software – 11.92%
5,000	Adobe Systems Incorporated	$196,500
5,000	BEA Systems, Inc.*	61,500
10,000	Bottomline Technologies, Inc.*	90,000
2,000	Business Objects S.A. ADR (1)	69,340
1,500	Cognos, Inc.* (1)	45,930
2,500	Intuit Inc.*	132,275
1,500	Kronos Incorporated*	59,415
8,000	Lawson Software, Inc.*	65,840
4,000	Magma Design Automation, Inc.*	93,360
5,000	MapInfo Corporation*	50,400
6,000	Oracle Corporation*	79,200
1,500	Quality Systems, Inc.*	66,885
15,000	Red Hat, Inc.*	281,550
15,000	RSA Security Inc.*	213,000
3,000	SAP AG – ADR (1)	124,680
7,000	Tumbleweed Communications Corporation*	58,660
2,000	Verint Systems Inc.*	45,120
15,000	VeriSign, Inc.*	244,500
2,500	VERITAS Software Corporation*	92,900
		2,071,055

	Telecommunications – 9.82%
7,000	Advanced Digital Information Corporation*	98,000
5,000	China Mobile Limited – ADR (1)	77,650
1,500	China Telecom Corporation Limited ADR (1)	61,215
16,000	CIENA Corporation*	106,240
6,000	Cisco Systems, Inc.*	145,740
8,000	Foundry Networks, Inc.*	218,880
7,000	Juniper Networks, Inc.*	130,760
4,000	Millicom International Cellular S.A.* (1)	279,600
17,000	New Focus, Inc.*	85,340
2,000	Nextel Communications, Inc.*	56,120
5,000	Nokia Oyj – ADR (1)	85,000
12,500	Nortel Networks Corporation* (1)	52,875
3,000	QUALCOMM Inc.	161,790
14,000	SonicWALL, Inc.*	109,200
5,000	Sonus Networks, Inc.*	37,800
		1,706,210

Shares		Value
	Apparel Textiles – 0.41%
2,000	Liz Claiborne, Inc.	70,920

	Utilities – 0.30%
5,000	Korea Electric Power Corporation ADR (1)	51,950

	TOTAL COMMON STOCKS
	(Cost $12,394,836)	16,697,119
Principal
Amount
	CORPORATE BONDS – 1.58%
$150,000	General Electric Capital Corporation,
	5.00%, 12/18/2018	148,851
150,000	SPACEHAB, Incorporated,
	8.00%, 10/15/2007	126,000

	TOTAL CORPORATE BONDS
	(Cost $254,808)	274,851

	SHORT-TERM
	INVESTMENTS – 2.80%
973	Dreyfus Treasury Prime Cash Management Fund	973
486,045	First American Government Obligations Fund	486,045

	TOTAL SHORT-TERM
	INVESTMENTS
	(Cost $487,018)	487,018

	TOTAL INVESTMENTS
	(Cost $13,136,662) – 100.52%	17,458,988

	LIABILITIES, LESS
	OTHER ASSETS – (0.52)%	(91,436)

	TOTAL NET
	ASSETS – 100.00%	$17,367,552

* Non-income producing security.
ADR – American Depository Receipt.
(1) Foreign Security.

See notes to the financial statements.
-3-

THE WALL STREET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS:
Investments, at value (cost $13,136,662)	$17,458,988
Dividends and interest receivable	9,468
Receivable for fund shares sold	2,190
Prepaid expenses	6,153
Total assets	17,476,799

LIABILITIES:
Investment advisory fee payable	6,832
Shareholder servicing fee payable	3,616
Payable for investment securities purchased	40,699
Payable for fund shares redeemed	25,209
Accrued expenses and other payables	32,891
Total liabilities	109,247
NET ASSETS	$17,367,552

NET ASSETS CONSIST OF:
Capital stock	$16,563,447
Accumulated undistributed net realized
loss on investments	(3,518,221)
Net unrealized appreciation
on investments	4,322,326
TOTAL NET ASSETS	$17,367,552

Net asset value, redemption and offering
price per share ($17,367,552/2,378,393
shares outstanding)	$7.30

THE WALL STREET FUND, INC.
STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:
Dividend income (net of foreign
withholding taxes of $783)	$80,371
Interest income	17,323
Total investment income	97,694

EXPENSES:
Investment advisor fees (Note 4)	70,945
Shareholder servicing fees (Note 4)	35,472
Transfer agent and accounting services	59,779
Administration fees	31,990
Professional fees	28,723
Directors’ fees and expenses	13,472
Custody fees	9,798
Federal and state registration fees	13,775
Reports to shareholders	6,569
Insurance expense	2,236
Total operating expenses
before expense reimbursements	272,759
Expense reimbursement
from Advisor (Note 4)	(9,926)
Net expenses	262,833
NET INVESTMENT LOSS	(165,139)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized loss on
investment transactions	(102,790)
Change in unrealized appreciation
(depreciation) on investments	6,052,372
Net realized and unrealized
gain on investments	5,949,582
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$5,784, 443

See notes to the financial statements.

-4-

THE WALL STREET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

	For the years ended
	December 31,

	2003	2002

OPERATIONS:
Net investment loss	$(165,139)	$(187,569)
Net realized loss on
investment transactions	(102,790)	(2,356,973)
Change in unrealized
appreciation (depreciation)
on investments	6,052,372	(4,533,171)
Net increase (decrease)
in net assets resulting
from operations	5,784,443	(7,077,713)

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares sold	2,704,026	1,042,031
Cost of shares redeemed	(2,729,704)	(1,763,974)
Net decrease in net assets
resulting from capital
share transactions	(25,678)	(721,943)

TOTAL INCREASE
(DECREASE) IN
NET ASSETS	5,758,765	(7,799,656)

NET ASSETS:
Beginning of year	11,608,787	19,408,443
End of year	$17,367,552	$11,608,787

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS

December 31, 2003

1.    Organization
The Wall Street Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The principal investment objective of the Fund is growth of capital. To achieve this objective the Fund normally invests in common stocks which, in the opinion of the investment advisor, offer prospects of sustained growth.

2.    Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(a) Investment Valuation – Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the mean between the closing bid and asked prices. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Wall Street Management Corporation (the “Advisor”) pursuant to guidelines established by the Board of Directors.

(b) Federal Income and Excise Taxes – The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

(c) Distributions to Shareholders – Dividends from net investment income are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its

See notes to the financial statements.
-5-

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(continued)
December 31, 2003

capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

(d) Securities Transactions and Investment Income –Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts and premiums are amortized over the life of the security.

3.   Investment Transactions
Purchases and sales of securities for the year ended December 31, 2003, excluding short-term investments, aggregated $13,067,682 and $13,414,542 respectively. There were no purchases or sales of long-term U.S. government securities.

4.   Investment Advisor
The Fund has an investment advisory agreement with Wall Street Management Corporation. (“WSMC” or the “Advisor”). The Advisory agreement provides for advisory fees at an annual rate of 0.50% of the Fund’s average daily net assets. The present advisory agreement also provides for the Advisor to reimburse the Fund for any expenses (including the advisor fee but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2.00% of the first $10,000,000, 1.50% of the next $20,000,000 and 1.00% of any balance of the average daily net assets of the Fund.

The Fund has a shareholder servicing agreement (a “Servicing Agreement”) with the Advisor pursuant to which the Advisor may compensate certain persons who provide shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For services provided under the Servicing Agreement, the Advisor receives fees from the Fund at an annual rate of 0.25% of the average daily net assets. For the year ended December 31, 2003, the Advisor received $35,472 in shareholder servicing fees.

The Advisor also serves as the Fund’s principal underwriter. Certain of the officers and directors of the Fund are officers and directors of WSMC.

5.   Shares of Common Stock
Transactions in shares of common stock were as follows:

	Year Ended		Year Ended
	December 31, 2003		December 31, 2002

	$	Shares	$	Shares

Shares sold	$2,704,026	434,317	$1,042,031	171,084
Shares
redeemed	(2,729,704)	(439,785)	(1,763,974)	(324,823)
Net decrease	$(25,678)	(5,468)	$ (721,943)	(153,739)

Shares
Outstanding:
Beginning
of Year		2,383,861		2,537,600
End of Year		2,378,393		2,383,861

6.   Information for Federal Income Tax Purposes
The components of the net unrealized appreciation in the value of the investments held at December 31, 2003 for tax purposes are as follows:

Gross unrealized appreciation of investments	$ 4,715,801
Gross unrealized depreciation of investments	(523,002)
Net unrealized appreciation of investments	$ 4,192,799

At December 31, 2003, the cost of investments for federal income tax purposes was $13,266,189. The primary difference between the cost of investments for book purposes and tax purposes is due to deferred wash sale losses.

At December 31, 2003, the Fund had accumulated net realized capital loss carryovers of $3,395,465 that will expire between December 31, 2009 and December 31, 2011. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unusued capital loss carryover.

-6-

THE WALL STREET FUND, INC.
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of common stock outstanding throughout each year.

				Year Ended December 31,
	2003	2002	2001	2000	1999	1998	1997	1996	1995	1994

Per Share Data:
Net asset value, beginning of year	$4.87	$7.65	$10.09	$12.43	$9.39	$7.34	$7.96	$8.19	$7.42	$8.03

Income from investment operations:
Net investment loss (1)	(0.07)	(0.08)	(0.07)	(0.10)	(0.10)	(0.11)	(0.08)	(0.06)	(0.03)	(0.02)
Net realized and unrealized gains (losses)
on investments	2.50	(2.70)	(2.29)	0.76	5.73	2.39	(0.13)	0.98	2.60	(0.38)

Total from investment operations	2.43	(2.78)	(2.36)	0.66	5.63	2.28	(0.21)	0.92	2.57	(0.40)

Less distributions:
Distributions from net realized gains
from security transactions	—	—	(0.08)	(3.00)	(2.59)	(0.23)	(0.41)	(1.15)	(1.80)	(0.21)

Total distributions	—	—	(0.08)	(3.00)	(2.59)	(0.23)	(0.41)	(1.15)	(1.80)	(0.21)

Net asset value, end of year	$7.30	$4.87	$7.65	$10.09	$12.43	$9.39	$7.34	$7.96	$8.19	$7.42

Total return (2)	49.90%	(36.34)%	(23.15)%	3.41%	62.88%	31.40%	(2.37)%	11.45%	36.50%	(4.86)%

Supplemental data and ratios:
Net assets, end of year (000’s)	$17,368	$11,609	$19,408	$22,576	$22,118	$18,319	$15,577	$15,939	$14,383	$11,080
Ratio of operating expenses to average
net assets, before reimbursement	1.92%	2.08%	1.70%	1.45%	1.92%	1.89%	1.82%	1.84%	2.02%	2.12%
Ratio of operating expenses to average
net assets, net of reimbursement	1.85%	1.84%	1.68%	1.45%	1.80% (3)	1.89% (3)	1.82%	1.82%	1.90%	1.96%
Ratio of net investment loss to average
net assets, before reimbursement	(1.23)%	(1.52)%	(0.95)%	(0.71)%	(1.23)%	(1.33)%	(0.96)%	(0.70)%	(0.50)%	(0.47)%
Ratio of net investment loss to average
net assets, net of reimbursement	(1.16)%	(1.28)%	(0.93)%	(0.71)%	(1.11)% (3)	(1.33)% (3)	(0.96)%	(0.68)%	(0.38)%	(0.31)%
Portfolio turnover rate	94.46%	124.51%	110.24%	92.59%	104.18%	165.84%	121.12%	142.11%	143.27%	89.01%

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2) These returns do not include the effect of the Fund’s sales charge, which was discontinued on September 1, 2001.
(3) These ratios would have been 0.09% lower with the reimbursement of 1998 expenses included therein.

-7-

REPORT OF INDEPENDENT AUDITORS

To The Board of Directors and Shareholders of
The Wall Street Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Wall Street Fund, Inc. (the “Fund”) at December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 24, 2004

-8-

Comparison of Change in Value of
$10,000 Investment

AVERAGE ANNUAL TOTAL RETURN

	1 Yr	5 Yr	10 Yr
Wall Street Fund	49.90%	4.31%	8.66%
Russell 2000 Index	47.25%	7.13%	9.47%
Russell 2500 Growth Index	46.32%	3.83%	8.03%

The chart assumes an initial investment of $10,000. Performance reflects fee waivers. In the absence of fee waivers, the total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions, but do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance information shown represents past performance and should not be interpreted indicative of the Fund’s future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-9-

Dear Shareholders,

We are pleased to report that for the year ended December 31, 2003, your fund registered a return of +49.90%.

Six months ago, we concluded our piece as follows: We welcome a rational market, moving in anticipation of reasonable fundamentals, with the knowing assumption of risk, as this will provide the best opportunity for realizing excellent gains over time.

For the full year, the S&P 500 rose 26.4%, the Dow Jones added 25.3%. The NASDAQ Composite added an amazing 50.0% and the Russell 2000 advanced 47.3%. The market generally favored smaller to mid-size companies with higher volatility; this is a normal occurrence coming off the bottom after a severe bear market. We are in a broad market advance in anticipation of continued economic progress on many fronts. The more growth-oriented companies are most likely to outperform. Indeed, our search for the best values today is among companies with sustainable earnings acceleration. Our work indicates a narrow spread today between valuation levels for small, mid and large cap names, further suggesting that the winners will be determined by such fundamentals as earnings visibility, cash flow and reinvestment rates, more frequently found in the smaller and mid-size companies than the large behemoths that are still cutting employment.

We are increasingly hearing from managements of the companies that we research that this recovery is for real, that it has power and sustainability. We have enumerated the underlying reasons for this over the past year: an accommodative Fed, government deficit spending, the beneficial effect of tax cuts, a more fairly priced (not weaker!) dollar, pent-up demand, notably for technology investment, enhanced productivity from continuous cost-cutting, and the constancy of the consumer, supported by real income growth. Despite ongoing risks to our troops, the recent capture of Saddam Hussein lends further confidence to this positive mix.

We have been and remain bullish on the economy. The December ISM Purchasing Managers Index release shows incredible strength. The index rose to 66.2 from 62.8; the last time that the index was over the 60 level was in the 1980’s. Some components of the index are remarkable, considering from whence we came. New orders at 77.6 paced production at 73.0. Inventories actually fell as demand and backlog increased. Jobs “are” being created. Despite the media attention, we note that recoveries are always “jobless” until confidence rises and hard evidence mounts that the recovery is real.

The Fed appears committed to keeping rates low and stimulus ongoing, and has repeated this in public pronouncements made by various Fed Governors. Monetary base growth is sustainable, running at 5.5% year over year. Given that core inflation is extremely low, the Fed can probably keep the stimulus going at this meaningful level. As the economy recovers and confirmation of economic strength becomes ever more visible, there is going to be talk of inflation, and talk of tightening, which may have the similar effect as tightening itself. It is possible to see the market itself raise interest rates in anticipation of a Fed move, so that the Fed may actually follow the market. Yet this is likely some ways off as long as capacity utilization and employment are below historical norms.

The term “weak” is perhaps unduly pejorative when applied to the dollar. In this case, we believe that Treasury Secretary Snow has grasped the fundamentals behind our trade balances, and has done a great service to our export economy by allowing the dollar to be priced more fairly; this action favors the core manufacturing sector. We expect that exports may increase at a rate greater tan our domestic GDP growth, with significant collateral implications for corporate profits and future employment.

The risks, apart from another terrorist event, include a surprise re-emergence of inflation, a more rapid up-tick in interest rates, perhaps an oil shock, or worldwide health issues. The major positive is the tremendous momentum built up as the year came to a close. Moreover, we believe that the heightened state of readiness of our government, military, and even of our monetary authorities, represents a positive factor. Going into an election year, we see a bias towards the status quo in terms of economic policy. The media will certainly grab any opportunity to make a headline out of changes in fortunes during the ongoing political campaign. But based on current conditions, we anticipate a re-election of the incumbents and continued economic progress through the first years of the next term.

The fragility of psychology remains high, yet we truly believe that the fragility of the fundamentals is very low. While we expect some heightened volatility in the coming months, we believe that we are on a path towards generally higher equity prices across the broad spectrum of market capitalization for some time to come.

January 30, 2004

Sincerely,

Robert P. Morse
President

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ADDITIONAL INFORMATION

Information about Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The SAI includes additional information about the Fund’s officers and directors and is available, without charge, upon request by calling 1-800-443-4693.

				# of Portfolios in
		Term of		Fund Complex	Other
	Position(s)	Office and	Principal	Overseen	Directorships
Name, Address	Held with	Length of	Occupation(s) During	by Director	Held by Director
and Age	the Fund	Time Served	Past Five Years	or Officer	or Officer

NON-INTERESTED
DIRECTORS:
Clifton H.W. Maloney Suite 2010 708 Third Avenue New York, NY 10017 Age: 66	Independent Director	Since 1985	President, C.H.W. Maloney & Co., Inc., an investment banking firm, since 1981.	1	Interpool, Inc.; Chromium Industries, Inc.; New York Foundation for Senior Citizens, Inc.; CIVITAS

Sharon A. Queeney-Weintz 1306 South Lakeside Drive Lake Worth, FL 33460 Age: 61	Independent Director	Since 1985	President, Queeney Enterprises since 1988, a marketing/media production company; Realtor, Illustrated Properties Real Estate & Mortgage Co., Palm Beach Florida, since 2003	1	None

Harlan K. Ullman, Ph.D. 1245 29th Street, N.W. Washington, DC 20007 Age: 63	Independent Director	Since 1984	Chairman, Killowen Group, a consulting firm since 1984; Senior Fellow, The Center for Naval Analyses; Senior Advisor, Center for International Studies, since 1987.	1	Vice Chairman, WTI; Chairman, IIIDi [2]

INTERESTED
DIRECTORS:
Robert P. Morse* 230 Park Avenue New York, NY 10169 Age: 58	Chairman, President and Director	Since 1984	President and a Director, Morse Williams & Co., Inc., investment counselors, an investment advisor affiliate of the Fund, since 1981; President and sole Director, Wall Street Management Corporation since 1984, and President and Director, Morse Williams Holding Co., Inc. since 1986.	1	Optix Networks Inc.; English Speaking Union of the U.S.; Society of Mayflower Descendants; Whitehead Institute of Biomedical Research; Youngs Memorial Cemetery/Theodore Roosevelt Memorial; eLoc, Inc.

-11-

				# of Portfolios in
		Term of		Fund Complex
	Position(s)	Office and	Principal	Overseen	Other Directorships
Name, Address	Held with	Length of	Occupation (s) During	by Director	Held by Director
and Age	the Fund	Time Served	Past Five Years	or Officer	or Officer

OFFICERS:
James L. Farrell, Jr. Ph.D. 230 Park Avenue New York, NY 10169 Age: 66	Executive Vice President	Since 2002	Managing Director, Morse, Williams & Co., Inc., an investment advisor affiliate of the Fund, since 2002; Chairman, Farrell – S.L. Investment Management, a subsidiary of Sumitomo Life Insurance Company 1999-2002; Chairman, Farrell – Wako Global Investment Management 1991-1999.	1	Chairman, Institute for Quantitative Research in Finance; Trustee, Research Foundation of The Association for Investment Management and Research

Laurence R. Golding 230 Park Avenue New York, NY 10169 Age: 48	Vice President	Since 1999	Managing Director and Principal, Morse, Williams & Co., Inc. an investment advisor affiliate of the Fund, since 1996.	1	The Abbott House

Michael R. Linburn 230 Park Avenue New York, NY 10169 Age: 70	Vice President and Secretary	Since 1993	Director of Marketing, Morse, Williams & Co., Inc., an investment advisor affiliate of the Fund since 1992.	1	Church of the Incarnation; The Stanley R. and Elisabeth G. Foundation

Jian H. Wang 230 Park Avenue New York, NY 10169 Age: 41	Vice President and Treasurer	Since 1998	Senior Trader, Morse, Williams & Co., Inc., an investment advisor affiliate of the Fund, since 1998.	1	None

* Denotes a director who is an “interested person” as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).
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(This Page Intentionally Left Blank.)

DIRECTORS
Clifton H.W. Maloney
Robert P. Morse, Chairman
Sharon A. Queeney-Weintz
Harlan K. Ullman

OFFICERS
Robert P. Morse, President
James L. Farrell, Jr. Ph.D., Executive Vice President
Laurence R. Golding, Vice President
Michael R. Linburn, Vice President & Secretary
Jian H. Wang, Vice President & Treasurer

INVESTMENT ADVISOR &
PRINCIPAL UNDERWRITER

Wall Street Management Corporation
230 Park Avenue, Suite 1635
New York, New York 10169

CUSTODIAN
U.S. Bank, N.A.
P.O. Box 701
Milwaukee, Wisconsin 53201

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, Wisconsin 53201

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Suite 1500
Milwaukee, Wisconsin 53202

THE WALL STREET FUND, INC.
230 Park Avenue, Suite 1635
New York, New York 10169
(212) 856-8250
(800) 443-4693
http://www.thewallstreetfund.com
e-mail: mrl@thewallstreetfund.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were N/A. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2003	FYE 12/31/2002

Audit Fees	17,850	17,000
Audit-Related Fees	0	0
Tax Fees	2,535	2,325
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2003	FYE 12/31/2002

Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable for periods ending before January 1, 2004.

Item 10. Controls and Procedures.

  The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

  There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

 a.    (1) Any code of ethics or amendment thereto. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on      behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

  b.    Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Wall Street Fund, Inc.

By (Signature and Title) /s/ Robert P. Morse
                                          Robert P. Morse, President

Date March 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Registrant) The Wall Street Fund, Inc.

By (Signature and Title) /s/ Jian H. Wang
                                          Jian H. Wang, Treasurer

Date March 8, 2004